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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): AUGUST 10, 1998




                            V.I. TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)



             DELAWARE                      0-24241               11-3238476
     (State or other jurisdiction  (Commission File Number)    (IRS Employer
         of Incorporation)                                   Identification No.)




                      155 DURYEA ROAD, MELVILLE, NY 11747
         (Address of principal executive offices, including Zip Code)

                                (516) 752-7314
             (Registrant's telephone number, including area code)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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       (c)  EXHIBITS

            4.1 Restated Certificate of Incorporation of the Registrant. Incorporated by reference to Exhibit 3.8 to the Registrant's Registration Statement on Form S-1, filed with the Commission on February 26, 1998 (File No.333-46933).

            4.2 Amended and Restated By-laws of the Registrant. Incorporated by reference to Exhibit 3.10 to the Registrant's Registration Statement on Form S-1, filed with the Commission on February 26, 1998 (File No. 333-46933).

            4.3 Form of Certificate for Common Stock. Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, filed with the Commission on February 26, 1998 (File No. 333-46933).


ITEM 8.  CHANGE IN FISCAL YEAR.
-------------------------------

     Effective as of August 10, 1998, V.I. Technologies, Inc. approved a change in its fiscal year from a calendar year to a 52-53 week year ending on the Saturday closest to December 31, beginning in 1998.

     Each quarter will consist of a 13-week period ending on a Saturday. For 1998, the quarter end dates will be April 4, July 4 and October 3, 1998 and January 2, 1999. Since this change in fiscal year consists only of a change from the last day of December to a 52-53 week year ending on the Saturday closest to December 31, additional filing of financial information on Form 10-Q for a transition period is not required.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   V.I. TECHNOLOGIES, INC.
                                                   (Registrant)



                                                   /s/ Thomas T. Higgins
                                                   ------------------------
August 10, 1998                                    Thomas T. Higgins
                                                   Chief Financial Officer

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                               INDEX TO EXHIBITS

            4.1 Restated Certificate of Incorporation of the Registrant. Incorporated by reference to Exhibit 3.8 to the Registrant's Registration Statement on Form S-1, filed with the Commission on February 26, 1998 (File No. 333-46933).

            4.2 Amended and Restated By-laws of the Registrant. Incorporated by reference to Exhibit 3.10 to the Registrant's Registration Statement on Form S-1, filed with the Commission on February 26, 1998 (File No. 333-46933).

            4.3 Form of Certificate for Common Stock. Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, filed with the Commission on February 26, 1998 (File No. 333-46933).